                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 5, 2002

                                ---------------

                                   KROLL INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                       000-21629                 31-1470817
(State or other jurisdiction of     (Commission file number)      (I.R.S. employer
 incorporation or organization)                                  identification no.)

        900 THIRD AVENUE
         NEW YORK, NY                                                10022
(Address of principal executive                                    (Zip code)
          offices)

Registrant's telephone number, including area code:  (212) 593-1000

ITEMS 2 AND 5. ACQUISITION OF ASSETS AND OTHER EVENTS.

     The following table replaces, in its entirety, the similar table found under the heading "Business -- Services" in the Registrant's Current Report, on Form 8-K, as filed on September 5, 2002 and amended on September 6, 2002.

                                    SERVICES

     Our services are divided into five business groups. The following table presents the aggregate net sales for each of our service groups for the periods indicated:

                                                                SIX MONTHS ENDED
                                 YEARS ENDED DECEMBER 31,           JUNE 30,
                              ------------------------------   -------------------
                                1999       2000       2001       2001       2002
                                ----       ----       ----       ----       ----
                                             (DOLLARS IN THOUSANDS)
Consulting Services Group...  $ 95,091   $103,102   $106,126   $ 53,331   $ 51,170
Corporate Advisory and
  Restructuring Group(1)....    37,217     58,126     89,991     42,352     51,957
Technology Services
  Group(2)..................    43,997     55,552     60,227     28,068     31,681
Security Services Group.....    29,108     28,812     24,129      9,966     14,409
Background Screening
  Services Group............    44,926     46,588     42,491     21,710     24,709
Information Security
  Group.....................     4,345      4,033         --         --         --
                              --------   --------   --------   --------   --------
     Total Services.........  $254,684   $296,213   $322,964   $155,427   $173,926

---------------
(1) Includes approximately $23.5 million, $37.7 million, $59.2 million, $29.9 million, and $31.8 million of net sales for the years ended December 31, 1999, 2000, 2001, and the six months ended June 30, 2002, respectively, which are attributable to Zolfo Cooper's historical corporate restructuring practice. All historical financial data of Zolfo Cooper is derived from the combined financial statements of Zolfo Cooper included elsewhere in this Current Report on Form 8-K. We acquired Zolfo Cooper on September 5, 2002.

(2) Includes approximately $43.4 million, $52.9 million, $55.8 million, $26.2 million, and $26.4 million of net sales for the years ended December 31, 1999, 2000, 2001, the six months ended June 30, 2001, and the period January 1, 2002 to June 13, 2002, respectively, which are attributable to Ontrack's historical technology services practice. All historical financial data of Ontrack is derived from the consolidated financial statements of Ontrack included in Kroll's Registration Statement on Form S-3 filed May 10, 2002. We acquired Ontrack on June 13, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    KROLL INC.


                                    By:  /s/ Sabrina H. Perel
                                       _______________________________
                                       Name:  Sabrina H. Perel
                                       Title:  Vice President, General Counsel
                                       and Secretary

Date:  September 12, 2002